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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): October 2, 2002



                          GENESIS HEALTH VENTURES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Pennsylvania                  0-33217               06-1132947
----------------------------      ----------------       ------------------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation)                 Number)           Identification No.)




            101 East State Street, Kennett Square, Pennsylvania 19348
            ---------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (610) 444-6350

Former name, former address, and former fiscal year, if changed since last report: N/A
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Item 5. OTHER EVENTS

         On October 2, 2002, Genesis Health Ventures, Inc. (the "Company") announced that the Company has retained UBS Warburg LLC and Goldman Sachs & Co. to assist in exploring certain strategic business alternatives, including, but not limited to, the potential sale or spin-off of the Company's ElderCare assets.

         Statements made in this report, and in our other public filings and releases, which are not historical facts contain "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and similar expressions. Factors that could cause actual results to differ materially include, but are not limited to, the following: changes in the reimbursement rates or methods of payment from Medicare or Medicaid, or the implementation of other measures to reduce reimbursement for our services; changes in pharmacy legislation and payment formulas; the expiration of enactments providing for additional government funding; efforts of third party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third party payors; competition in our business; litigation regarding our NeighborCare pharmacy operations' provision of service to HCR Manor Care; an increase in insurance costs and potential liability for losses not covered by, or in excess of, our insurance; competition for qualified staff in the healthcare industry; our ability to control operating costs, return to profitability and generate sufficient cash flow to meet operational and financial requirements; an economic downturn or changes in the laws affecting our business in those markets in which we operate; and there can be no assurance that any transaction will be completed and if completed will increase shareholder value.

         The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 7. FINANCIAL STATEMENT, PRO FORMA, FINANCIAL STATEMENTS AND EXHIBITS

     C. Exhibits

        99.1 Press Release of Genesis Health Ventures, Inc.
             dated October 2, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, GENESIS HEALTH VENTURES, INC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               GENESIS HEALTH VENTURES, INC.



Date: October 4, 2002                          By: /s/ James V. McKeon
                                                   --------------------------
                                                   James V. McKeon
                                                   Senior Vice President and
                                                   Corporate Controller